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                                                                   Exhibit 10.10
                                                                   -------------

                    2001 STOCK OPTION PLAN OF RBX CORPORATION

1.   Purpose.
     -------

     The purpose of the 2001 Stock Option Plan of RBX Corporation (the "Plan") is to enhance the ability of RBX Corporation, a Delaware corporation (the "Company"), and its subsidiaries (with respect to Incentive Stock Options (as defined below) "subsidiary corporations" within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")) to attract and retain employees, consultants and directors (collectively "Participants") of outstanding ability and to provide Participants with an interest in the Company parallel to that of the Company's shareholders. The Plan will provide a means whereby (i) such employee Participants may purchase shares of the common stock, $.01 par value per share, of the Company (the "Common Stock") pursuant to options that will qualify as "incentive stock options" under Section 422 of the Code ("Incentive Stock Options") and (ii) such that all Participants may purchase shares of Common Stock pursuant to options that are not designated as Incentive Stock Options ("Non-Qualified Stock Options"). Incentive Stock Options and Non-Qualified Stock Options are sometimes referred to collectively herein as "Options."

2.   Administration.
     --------------

     2.1 The Plan shall be administered by a committee of at least two members of the Board of Directors of the Company (the "Board") appointed by the Board to administer the Plan and to perform the functions set forth herein and who are "non-employee directors" within the meaning of Rule 16b-3 as promulgated under
Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and who are also "outside directors" within the meaning of Section 162(m) of the Code (the "Committee").

     2.2 Subject to the provisions of the Plan, the Committee shall have authority (i) to construe and interpret the Plan, (ii) to define the terms used herein, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iv) to determine the individuals to whom and the time or times at which Options shall be granted under the Plan, whether Options granted will be Incentive Stock Options or Non-Qualified Stock Options, the number of shares to be subject to each Option and the exercise price of the Option; (v) to approve and determine the duration of leaves of absence which may be granted to Participants who are employed by the Company without constituting a termination of their employment for the purposes of the Plan, and (vi) to make all other determinations necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option in the manner and to the extent it shall deem desirable to carry it into effect. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and their legal representatives and beneficiaries.

     2.3 The Committee may delegate to officers or employees of the Company or any subsidiary, and to service providers, the authority, subject to such terms as the Committee shall determine, to perform administrative functions with respect to the Plan and Option agreements. Members of the Committee and any officer or employee of the Company or any subsidiary acting

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at the direction of, or on behalf of, the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified by the Company with respect to any such action or determination.

3.   Shares Subject to the Plan.
     --------------------------

     The shares to be issued under the Plan shall consist of the Company's authorized but unissued Common Stock or Common Stock reacquired in any manner. Subject to adjustment as provided in Section 10 hereof, the aggregate number of shares of Common Stock which may be issued upon exercise of all Options granted under the Plan shall not exceed 56,180 shares. If any Option granted under the Plan shall expire or terminate for any reason, without having been exercised in full, the unpurchased shares of Common Stock subject to such Option shall again be available for new Options to be granted under the Plan. Subject to adjustment in accordance with Section 10, no employee shall be granted, during any calendar year, Options to purchase more than 56,180 shares of Common Stock.

4.   Eligibility and Participation.
     -----------------------------

     4.1 Individuals eligible to receive Options under the Plan shall be the employees, directors and consultants of the Company and its subsidiaries selected by the Committee.

     4.2 The aggregate Fair Market Value (as defined below) of the Common Stock for which Incentive Stock Options granted to any one employee under this Plan or any other incentive stock option plan of the Company or of any of its subsidiaries may by their terms first become exercisable during any calendar year shall not exceed $100,000, determining Fair Market Value as of the date each respective Option is granted. In the event such threshold is exceeded in any calendar year, such excess Options shall be automatically deemed to be Non-Qualified Stock Options.

5.   Options.
     -------

     Options may be granted under the Plan in such form as the Committee may from time to time approve pursuant to terms set forth in an Option agreement. The Committee may alter or waive, at any time, any term or condition of an Option that is not mandatory under the Plan, including, without limitation, accelerating the exercisability of an Option.

     5.1 Each Option agreement shall state whether or not the Option will be treated as an Incentive Stock Option or Non-qualified Stock Option.

     5.2 The purchase price per share of the Common Stock purchasable under an Option shall be determined by the Committee; provided, however, the Option price
                                             --------  -------
for Incentive Stock Options will be not less than 100% of the Fair Market Value of the Common Stock on the date of the grant of the Option and in the case of Incentive Stock Options granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of shares of the Company and its subsidiaries (a "10% Shareholder") the price per share specified in the agreement relating to such Option shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant.

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     5.3   The term of each Option shall be fixed by the Committee, but no
Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted; provided, however, that in the case of Incentive Stock
                       --------  -------
Options granted to 10% Shareholders, the term of such Option shall not exceed five (5) years from the date of grant.

     5.4 Each Option shall vest and become exercisable at a rate determined by the Committee at the time of grant.

     5.5 Options may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of whole shares of Common Stock to be purchased. Any fractional shares shall be rounded down to the nearest whole number unless otherwise determined by the Committee in its sole discretion. Such notice shall be accompanied by the payment in full of the Option purchase price. Such payment shall be made: (a) in cash, or (b) to the extent authorized by the Committee, by surrender of Common Stock owned by the holder of the Option for at least six (6) months prior to exercise of the Options, or (c) through simultaneous sale through a broker of shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, or (d) through additional methods prescribed by the Committee, including, without limitation, loans, installment payments and/or guarantees, all under such terms and conditions as deemed appropriate by the Committee in its discretion, or (e) by a combination of any such methods. A Participant's subsequent transfer or disposition on any Common Stock acquired upon exercised on an Option shall be subject to any Federal and state laws then applicable, specifically securities law.

     5.6   Unless otherwise determined by the Committee at the time of grant:

            (i) In the event of a termination of Continuous Service (as defined below) for any reason other than Cause (as defined below), death or Disability (as defined below), an Option granted under this Section 5 (to the extent exercisable as of the date of termination) shall be exercisable for ninety (90) days following such termination of Continuous Service (but in no event beyond the term of the Option), and shall thereafter terminate.

            (ii) In the event of the death of a Participant while in Continuous Service, an Option granted under this Section 5 (to the extent exercisable as of the date of death), shall be exercisable by any prior transferee or by the Participant's designated beneficiary, or if none, the person(s) to whom such Participant's rights under the Option are transferred by will or the laws of descent and distribution for six (6) months following his/her death (but in no event beyond the term of the Option), and shall thereafter terminate.

            (iii) In the event of a termination of Continuous Service for reason of Disability, an Option granted under this Section 5 (to the extent exercisable as of the date of termination) shall be exercisable for six (6) months following such termination of Continuous Service (but in no event beyond the term of the Option), and shall thereafter terminate.

            (iv) In the event of a termination of Continuous Service for reason of Cause, all outstanding Options granted under this Section 5 shall immediately terminate and cease to be exercisable whether or not then vested.

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"Cause" shall mean if the Participant is a party to an employment or service agreement with the Company or its subsidiaries and such agreement provides for a definition of Cause, the definition therein contained, or, if no such agreement exists, it shall mean (a) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance with respect to the Company and/or its subsidiaries, (b) conduct tending to bring the Company and/or its subsidiaries into substantial pubic disgrace, or disrepute, or (c) gross negligence or willful misconduct with respect to the Company and/or its subsidiaries. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

"Disability" shall have the same meaning as provided for in the Company's Long-Term Disability Plan; provided, that, if no such plan should then exist, it
                           --------  ----
shall have the same meaning as provided in Section 22(e) of the Code.

6.   Fair Market Value of Common Stock.
     ---------------------------------

     The fair market value of a share of Common Stock shall be determined for the purposes of this Plan by reference to the closing price of a share on the National Market System of the National Association of Securities Dealers, Inc. (or its successor in function) or other principal stock exchange on which such shares are traded, for the business day immediately preceding the date on which the fair market value is determined or, if for any reason no such price is available, by such other method as the Committee shall deem appropriate to reflect the then fair market value thereof (the "Fair Market Value").

7.   Withholding Tax.
     ---------------

     Upon (i) a disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option granted pursuant to the Plan within two years of the granting of the Incentive Stock Option or within one year after exercise of the Incentive Stock Option (a "Disqualifying Disposition"), or (ii) a Participant's exercise of a Non-Qualified Stock Option (or an Incentive Stock Option treated as a Non-Qualified Stock Option), the Company shall have the right to require such Participant, and such Participant by accepting the Options granted under the Plan agrees, to pay to the Company the amount of any taxes which the Company shall be required to withhold with respect thereto. In the event of (i) or (ii), with the consent of the Committee, at its sole discretion, such Participant may elect to pay to the Company an amount equal to the amount of the taxes which the Company shall be required to withhold by delivering to the Company shares of Common Stock having a Fair Market Value equal to the amount of the withholding tax obligation as determined by the Company; provided,
                                                                       --------
however, that no shares of Common Stock are withheld with a value exceeding the
-------
minimum amount of tax required to be withheld by law. Such shares so delivered to satisfy the minimum withholding obligation may be either shares withheld by the Company upon the exercise of the Option or other shares. At the Committee's sole discretion, a Participant may elect to have additional taxes withheld and satisfy such withholding with cash or shares of Common Stock held for at least six (6) months prior to exercise, if, in the opinion of the Company's outside accountants, doing so, would not result in a charge against earnings. Each Participant agrees to notify the Company within five (5) business days of any Disqualifying Disposition.

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8.   Transferability.
     ---------------

     An Option granted under the Plan shall, by its terms, be nontransferable by the holder either voluntarily or by operation of law, other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the holder may transfer a Non-Qualified Stock Option granted under the Plan to one or more Immediate Family Members (as defined below) or a trust, partnership or other entity for their benefit, if no consideration is given or paid for such transfer and the Committee approves such transfer. Except as permitted above, an Option shall be exercisable during the holder's lifetime only by the holder. For purposes of the Plan, "Immediate Family Member" shall mean, except as otherwise provided by the Committee, a Participant's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings, in-laws and persons related by reason of legal adoption.

9.   Privileges of Stock Ownership.
     -----------------------------

     No person entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of Common Stock issuable upon exercise of such Option until certificates representing such shares shall have been issued and delivered. No shares shall be issued and delivered upon exercise of any Option unless and until, in the opinion of counsel for the Company, there shall have been full compliance with or exemption from any applicable registration requirements of any applicable securities' laws, any applicable listing requirements of any national securities exchange on which the Common Stock is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

10.  Adjustments; Change in Control.
     ------------------------------

     10.1 In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets or stock of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants (other than warrants issued pursuant to that certain Warrant Agreement, dated as of August 27, 2001, between the Company and The Bank of New York, as warrant agent) or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event (an "Event"), and in the Committee's opinion, such Event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to a Option, then the Committee shall, in such manner as it may deem equitable, including, without limitation, adjust any or all of the following: (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted or awarded; (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options; and (iii) the grant or exercise price with respect to any Options. The Committee determination under this Section 10.1 shall be final, binding and conclusive.

     10.2 Upon the occurrence of an Event or similar corporate event or transaction in which outstanding Options are not to be assumed or otherwise continued following such an

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Event, or similar corporate event or transaction, the Committee may, in its discretion, terminate any outstanding Options without a Participant's consent and, in its sole discretion, may (i) provide for the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of Options that are vested and/or unvested in accordance with their terms or the replacement of such Option with other rights or property selected by the Committee in its sole discretion and/or (ii) provide that such Option shall be exercisable as to the vested and/or unvested shares covered thereby for at least thirty (30) days prior to such Event or similar corporate event or transaction (or such shorter or longer period as the Committee shall determine is appropriate).

     10.3 The existence of the Plan and the Options granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     10.4 Notwithstanding any other provision contained herein to the contrary, unless otherwise provided in an Option agreement, if, on or within six
(6) months after a Change of Control (as defined below), a Participant's Continuous Service with the Company and its subsidiaries (or their successors) is terminated for any reason by the Company (or its successors) other than for Cause, then all outstanding Options held by such Participant shall become immediately vested and exercisable in full. In addition, unless otherwise provided in an Option agreement, if outstanding Options are cancelled and/or terminated as a result of a Change in Control, all outstanding Options shall become immediately exercisable in full immediately prior to such Change in Control. "Change in Control" shall mean (i) any "person" (as such term is defined in Section 3(a) (9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 45% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that the event
                                         --------  -------
described in this paragraph (i) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any subsidiary, (B) by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, (D) pursuant to a Non-Control Transaction (as defined in paragraph (ii)), or (E) a transaction (other than one described in (ii) below) in which Company Voting Securities are acquired from the Company, if a majority of the Incumbent Board (as defined below) approves a resolution providing expressly that the acquisition pursuant to this clause (E) does not constitute a Change in Control under this paragraph (i); (ii) the shareholders of the Company approve a merger, consolidation, share exchange or similar form of corporate reorganization of the Company or any such type of transaction involving the Company or any of its subsidiaries (whether for such transaction or the issuance of securities in the transaction or otherwise) (a "Business Combination"), unless immediately following such Business Combination:
(A) more than 50% of the total voting power

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of the publicly traded corporation resulting from such Business Combination
(including, without limitation, any corporation which directly or indirectly has beneficial ownership of 100% of the Company Voting Securities or all or substantially all of the assets of the Company and its subsidiaries) eligible to elect directors of such corporation would be represented by shares that were Company Voting Securities immediately prior to such Business Combination (either by remaining outstanding or being converted), and such voting power would be in substantially the same proportion as the voting power of such Company Voting Securities immediately prior to the Business Combination, (B) no person (other than any publicly traded holding company resulting from such Business Combination, any employee benefit plan sponsored or maintained by the Company (or the corporation resulting from such Business Combination), or any person which beneficially owned, immediately prior to such Business Combination, directly or indirectly, 45% or more of the Company Voting Securities (a "Company 45% Stockholder")) would become the beneficial owner, directly or indirectly, of 45% or more of the total voting power of the outstanding voting securities eligible to elect directors of the corporation resulting from such Business Combination and no Company 45% Stockholder would increase its percentage of such total voting power, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination would be members of the Incumbent Board at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (a "Non-Control Transaction"); or (iii) a complete liquidation or dissolution of the Company or the sale, transfer, assignment or other disposition of all or substantially all of the Company's property, assets or business to one or more unrelated parties. Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 45% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which, by reducing the number of Company Voting Securities outstanding, increases the percentage of shares beneficially owned by such person; provided, that, if a
                                                        --------  ----
Change in Control of the Company would occur as a result of such an acquisition by the Company (if not for the operation of this sentence), and after the Company's acquisition such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, then a Change in Control of the Company shall occur. For purposes hereof, the term "Incumbent Board" shall mean individuals who, on the Effective Date, constitute the Board; provided,
                                                                   --------
that, any person becoming a director subsequent to the Effective Date, whose
----
election or nomination for election was approved by a vote of at least a majority of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be considered a member of the Incumbent Board; provided, however, that no
                                               --------  -------
individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be a member of the Incumbent Board.

11.  Amendment and Termination of Plan.
     ---------------------------------

     11.1 The Board may at any time suspend or terminate the Plan. The Board may also at any time amend or revise the terms of the Plan, provided that no such amendment or revision

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shall be made without shareholder approval if such approval is required by applicable law, regulation or stock exchange rule.

     11.2 Except as provided in Section 10 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

12.  Option Agreement.
     ----------------

     Each Option under the Plan shall be evidenced by an agreement setting forth the terms and conditions, as determined by the Committee, which shall apply to such Option, in addition to the terms and conditions specified in the Plan.

13.  General Provisions.
     ------------------

     13.1 The Committee may require each Participant purchasing or acquiring shares pursuant to an Option under the Plan to represent to and agree with the Company in writing that such Participant is acquiring the shares for investment and without a view to distribution thereof.

     13.2 All certificates for Common Stock delivered under the Plan pursuant to any Option shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If the Committee determines that the issuance of Common Stock hereunder is not in compliance with, or subject to an exemption from, any applicable Federal or state securities laws, such shares shall not be issued until such time as the Committee determines that the issuance is permissible.

     13.3 It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as now or hereafter promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 13.3, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

     13.4 The law of the State of Delaware shall apply to all Option and interpretations under the Plan regardless of the effect of such state's conflict of laws principles.

     13.5 Where the context requires, words in any gender shall include any other gender.

     13.6 Headings of Sections are inserted for convenience and reference; they do not constitute any part of this plan.

     13.7 Nothing in the Plan or any Option agreement shall confer upon any Participant any right to continue to serve the Company or any subsidiaries or shall effect the right of the

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Company or any subsidiary to terminate such Participant's service with the
Company or any subsidiary.

14.  Term of Plan.
     ------------

     Subject to earlier termination pursuant to Section 11, the Plan shall have a term of 10 years from its Effective Date.

15.  Effective Date; Approval of Shareholders.
     ----------------------------------------

     The Plan is effective (the "Effective Date") upon the occurrence of the Effective Date for the Second Amended Joint Plan of Reorganization of RBX Group, Inc. and its subsidiaries (the "POR"). Confirmation of the POR shall constitute all necessary approval by the shareholders of the Company of the Plan.

16.  Continuous Service.
     ------------------

     Unless otherwise specifically provided in an Option agreement, a Participant's service with the Company or any subsidiary, whether as an employee, director or consultant, will not be deemed interrupted or terminated for purposes of the Plan or any Option agreement merely because of a change in the capacity in which the Participant renders service to the Company or any subsidiaries as an employee, consultant or director or a change in the entity for which the Participant renders service; provided, that, there is no
                                           --------  ----
interruption or termination of the Participant's service ("Continuous Service") other than a leave of absence approved by the Company. The Committee, in its sole discretion, shall determine whether Continuous Service has been interrupted.

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